UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

November 07, 2023
Date of Report (date of earliest event reported)
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Installed Building Products, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-36307 (Commission File Number)	45-3707650 (I.R.S. Employer Identification Number)
495 South High Street, Suite 50, Columbus, OH 43215
(Address of principal executive offices and zip code)
614-221-3399
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	IBP	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 7, 2023, the Board of Directors (the “Board of Directors”) of Installed Building Products, Inc. (the “Company”), upon recommendation by the Nominating and Corporate Governance Committee, approved the amendment and restatement of the bylaws (as so amended and restated, the “Bylaws”), effective as of such date.

The Bylaws implement changes to the advance notice provisions of Section 1.03 of Article I to update the procedural and disclosure requirements for director nominations and other business submitted by stockholders, including addressing matters relating to Rule 14a-19 under the Securities Exchange Act of 1934, as amended (“Rule 14a-19” or the “universal proxy rules”) and include:

•enhancing the representations and information that stockholders and nominees are required to provide to the Company (including to disclose information about the beneficial owners and the stockholder’s associates and affiliates and to indicate whether the stockholder intends to solicit proxies in accordance with Rule 14a-19, and if so, to provide certain documentation and information);

•adding a requirement that a stockholder making a nomination under Rule 14a-19 deliver to the Company reasonable evidence that it has met all applicable requirements of Rule 14a-19 no later than five business days prior to the applicable meeting;

•adding a requirement that the stockholder’s nominee submit a questionnaire (provided by the Secretary of the Company upon written request) with respect to the background and qualifications of the nominee and the background of any other person or entity on whose behalf the nomination is being made;

•limiting the number of nominees a stockholder may nominate to the number of directors to be elected at the applicable meeting;

•clarifying that only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Company’s notice of meeting;

•requiring that any notice being submitted under the advance notice provision be updated and supplemented so the that information provided in the notice is true and correct as of the record date and as of fifteen days prior to the meeting date; and

•clarifying that the Board has the right to make a deficiency determination at any time, including after the Company has received proxies and votes, and that the Company may disregard any nomination or other business where the stockholder has failed to comply with the Bylaws or any other applicable requirements, and adding a provision that in the case of failure to comply with Rule 14a-19, the applicable nomination shall be disregarded.

The amendments also include various updates and conforming changes.

The foregoing description of the Bylaws is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Installed Building Products, Inc., effective as of November 7, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 9th day of November, 2023.

INSTALLED BUILDING PRODUCTS, INC.

By:	/s/ Michael T. Miller
Name:	Michael T. Miller
Title:	Chief Financial Officer